SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2003

CarrAmerica Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-11706 (Commission File Number)	52-1796339 (IRS Employer Identification Number)

1850 K Street, NW, Suite 500 Washington, DC	20006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(202) 729-1700

Not applicable

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

Included herein on page A-1 is a copy of the Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the registrant concerning its annual report filing on Form 10-K for the year ended December 31, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date: February 28, 2003	By:	/s/ KURT A. HEISTER
Kurt A. Heister Controller

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